UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 6, 2025

Date of Report (Date of earliest event reported)

AIMEI HEALTH TECHNOLOGY CO., LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 East 53rd Street, Suite 3001 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

86-13758131392

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	AFJK	The Nasdaq Stock Market LLC
Rights, exchangeable into one-fifth of one Ordinary Share	AFJKR	The Nasdaq Stock Market LLC
Units, each consisting of one Ordinary Share and one Right	AFJKU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 19, 2024, Aimei Health Technology Co., Ltd (“Aimei Health”) entered into a definitive Business Combination Agreement (the “Merger Agreement”) for a business combination (the “Business Combination”) with (i) United Hydrogen Group Inc., an exempted company incorporated with limited liability in the Cayman Islands (“United Hydrogen”), (ii) United Hydrogen Global Inc., an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), (iii) United Hydrogen Victor Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”); (iv) United Hydrogen Worldwide Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub” and, together with Pubco and First Merger Sub, each, individually, an “Acquisition Entity” and, collectively, the “Acquisition Entities”); and (v) Aimei Investment Ltd., a Cayman Islands exempted company, in the capacity as, from and after the closing of the transactions contemplated by the Merger Agreement, the representative for Aimei Health and its shareholders (“Purchaser Representative”).

On June 6, 2025, Aimei Health, United Hydrogen, the Acquisition Entities, and Purchaser Representative entered into an amendment to the Merger Agreement (the “Amendment”) solely to amend Section 9.1(b) of the Merger Agreement to extend the Outside Date defined thereunder from March 31, 2025 to September 30, 2025.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

IMPORTANT NOTICES

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination among Aimei Health, United Hydrogen, and the Acquisition Entities. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, Pubco has filed a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that includes a preliminary proxy statement of Aimei Health and a registration statement/preliminary prospectus of Pubco, and after the Registration Statement is declared effective, Aimei Health will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transactions in connection with its solicitation of proxies for the vote by its shareholders in connection with the proposed Business Combination and the other matters as will be described in such proxy statement. Aimei Health and Pubco will also file other documents regarding the proposed transactions with the SEC. Before making any voting decision, investors and security holders of Aimei Health are urged to read the registration statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Aimei Health through the website maintained by the SEC at www.sec.gov. The documents filed by Aimei Health with the SEC also may be obtained free of charge upon written request to Aimei Health Technology Co., Ltd, 10 East 53rd Street, Suite 3001

New York, NY 10022.

Participants in Solicitation

Aimei Health, Pubco, United Hydrogen, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Aimei Health shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Aimei Health’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the proposed transactions. You can find more information about Aimei Health’s directors and executive officers in Aimei Health’s final prospectus related to its initial public offering dated December 1, 2023 and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among United Hydrogen, Aimei Health and the Acquisition Entities. Forward-looking statements include information concerning Aimei Health’s and United Hydrogen’s possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on Aimei Health’s or United Hydrogen’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Aimei Health, United Hydrogen, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the shareholders of Aimei Health or United Hydrogen or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of United Hydrogen or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on United Hydrogen’s business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of United Hydrogen to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) the price of Aimei Health’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which United Hydrogen operates, variations in operating performance across competitors, changes in laws and regulations affecting United Hydrogen’s business, United Hydrogen’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure; (k) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the Business Combination and negatively impact the trading price of Aimei Health’s securities and the attractiveness of the Business Combination to investors; (l) the possibility that Aimei Health and United Hydrogen may be adversely affected by other economic, business, and/or competitive factors; (m) United Hydrogen’s ability to execute its business plans and strategies; (n) United Hydrogen’s estimates of expenses and profitability; (o) the amount of redemption requests made by Aimei Health’s public shareholders; (p) the risk that the transaction may not be completed by Aimei Health’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by Aimei Health; and (q) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other risks and uncertainties indicated from time to time in the final prospectus of Aimei Health relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Aimei Health. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Aimei Health’s registration statement on Form S-1 (File No. 333-272230), the joint proxy statement/prospectus on Form F-4 discussed above, and other documents filed by Aimei Health or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pubco, United Hydrogen, and Aimei Health assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Pubco, United Hydrogen, nor Aimei Health gives any assurance that either Pubco, United Hydrogen, or Aimei Health, or the combined company, will achieve its expectations.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	First Amendment to Business Combination Agreement dated as of June 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2025

Aimei Health Technology Co., Ltd

By:	/s/ Junheng Xie
Name:	Junheng Xie
Title:	Chief Executive Officer and Director (Principal Executive Officer)